2nd Quarter 2015 Investor Presentation Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities Exchange Commission. CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. Forward Looking Statement

As of 6/30/15 Headquartered in Davenport, FL on the I-4 Corridor $3.9 billion in assets $2.5 billion in loans $3.1 billion in deposits Company formed: June 2000 1 Subsidiary Bank 58 Branch banking offices Correspondent Banking Segment Corporate Overview Commercial and Retail Banking Offices Correspondent Banking – Client Banks

Banking the Sunshine State

Florida’s $800B economy is 70% larger than any other state in the southeastern United States. If the Sunshine State was a country, Florida’s economy would be the 18th largest in the world – larger than Saudi Arabia, Poland, Chile and Argentina. With a population nearing 20 million and 800 more people moving down each day, Florida passed New York as the 3rd most populous state in the US. Why invest in Florida? Source: Bureau of Economic Analysis and US Census Bureau

Tourism is on the rise. Florida hosted a record of 99 million visitors to the state in 2014. Florida is a business friendly state with no personal income tax. Why invest in Florida? Source: Visit Florida Florida Historic Visitor Estimates

Existing home sales in 2014 approached the peak year of 2005. Unemployment is down to 5.7% and the participation rate is on the rise. The inventory of homes for sale is down to a 4.7 month supply. Why invest in Florida? Source: Bureau of Labor Statistics and Florida Realtors Median Sale Price $190K $180K $170K $160K $150K $140K $130K $120K

Earnings The Catalysts Ahead

Operating ROAA (1) Profitability Metrics EPS & Operating EPS (1) (1) Operating ROAA and EPS exclude gain on sale of available for sale securities, bargain purchase gains, other nonrecurring income, merger related expenses, branch closure and efficiency initiatives, and other nonrecurring expense, net of tax.

$0.83 Operating Earnings Per Share: Historical and Consensus Forecast First Guaranty Bk and Central Florida State Bk Closing: 1/2012 Conversion: 6/2012 Gulfstream Bancshares, Inc. Closing: 1/2014 Conversion: 2/2014 ____________________ First Southern Bancorp, Inc. Closing: 6/2014 Conversion: 9/2014 * Excludes gain on sale of available for sale securities, bargain purchase gains, other nonrecurring income, merger related expenses, branch closure and efficiency initiatives, and other nonrecurring expense, net of tax. † Reflects consensus analyst estimate as of June 30, 2015 as reported by SNL Financial (Copyright © 2015, FactSet Research Systems Inc. All rights reserved.)

Operating Leverage Through Branch Consolidation 101% growth in deposits per branch and 90% growth in number of core accounts per branch 37 65 44 58 Jan. 2009 2009 ……to.…… 2014 Jun. 2015

10 Efficiency Ratio * Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]

PCI Loans – Net Loan/IA Income Improvement Net Loan/IA income represents PCI Loan Interest Income less FDIC IA Amortization Yield % represents PCI Loan Yields Only † All projections are based on model at 6/30/15  ($ in thousands) 2013 2014 2015† 2016† 2017† PCI Loan Inc ACTUAL/ FORECAST $32,725 $34,168 $40,244 $23,340 $14,506 IA Amortization ACTUAL/ FORECAST $13,807 $20,743 $16,295 $8,556 $3,141 Net Loan/IA Inc ACTUAL/ FORECAST $18,918 $13,425 $23,949 $14,784 $11,365

Loan Production by Quarter ($ in millions)

Number of Deposit Accounts (000’s) Building Franchise Value with Core Deposits Cost of Deposits 2011 – 2014 CAGR: 9.5% Deposit Mix vs. Peers † Core deposits defined as non-time deposits. * Source: SNL Financial; as of MRQ available. Peers include the following: ABCB, BNCN, CBF, CCBG, CFNL, CHCO, FBNC, FFIN, FNBC, HOMB, LION, LTXB, OZRK, PNFP, RNST, SBCF, SBSI, SFNC, SSB, STBZ, TOWN, UBSH, UCBI, WSBC

M&A / Capital Allocation

18 CSFL – Best Positioned Florida Consolidator Source: SNL Financial Data as of MRQ available on all Florida headquartered banks under $10 billion in assets. Public companies are defined as financial institutions traded on a national exchange. Ocala National Bank (Jan 2009) Olde Cypress Community Bank (July 2010) Independent National Bank of Ocala (Aug 2010) Community National Bank of Bartow (Aug 2010) Central Florida State Bank (Jan 2012) First Guaranty Bank & Trust Co. (Jan 2012) Federal Trust Acquisition from The Hartford Insurance Company (Nov 2011) TD Bank divesture in Putnam (Jan 2011) Gulfstream Business Bank in Stuart (Jan 2014) First Southern Bancorp (June 2014) FDIC Acquisitions Non-FDIC Acquisitions Florida Headquartered Banks – 154

Stock Repurchase Plan Authorized by the board on October 16, 2014 Up to 2,000,000 shares 45,408,924 million shares of common stock outstanding on March 31, 2015 A five year period commencing on October 21, 2014

Investment Thesis Florida is an economic powerhouse and is dramatically improving CenterState is an attractive investment as one of the largest publicly traded banks headquartered in Florida Branch Efficiency / M&A Initiatives implemented in 2014 have resulted in significant improvement in operating earnings and efficiency ratio Core Deposit Franchise with strong DDA base should result in upside to net interest margin performance in a higher rate environment

Appendix

Earnings: Loan Growth: (excludes PCI loans) Net Interest Margin: 2nd Quarter Summary of Financial Results _______________________________________________________________________________________ 15% QTD (annualized) $209M new production / $166M funded 53% CRE / 13% C&I / 22% SF / 12% other Pipeline $298M at Jun 30 versus $308M at Mar 31 _____________________________________________________________________________________________________ Increased 19bps from 4.53% in 1Q15 to 4.72% 2Q15 2Q15 1Q15 EPS $0.21 $0.20 Operating EPS $0.22 $0.20 Operating ROA 1.02% 0.97% Efficiency Ratio 61% 66%

Non-Interest Income – 2Q15 Components * Includes FDIC Indemnification Asset amortization and indemnification income. ($0.6)

Non-Interest Expense – 2Q15 Components ($0.1) ($0.3) ($0.2)

Total Loans by Type Total Loans Detail                   Loan Type No. of Loans Balance Avg Loan Balance     Residential Real Estate 5,930 $ 621 MM $104,700   CRE Owner Occupied 1,173 $ 467 MM $398,100 CRE Non-Owner Occupied 936 $736 MM $786,300   Construction, A&D, & Land 541 $ 96 MM $177,400   Commercial & Industrial 2,303 $ 302 MM $131,100   Consumer & All Other 3,609 $ 62 MM $17,200   Total   14,492   $ 2,284 MM   $157,600 Total Loan Portfolio as of June 30, 2015 Excluding purchased credit-impaired loans

Loan Growth Legacy Loan Growth* YTD 2015: 12% (annualized) 2Q15: 15% (annualized) * Loan growth includes runoff of non-PCI loans purchased from TD, Federal Trust, Gulfstream and First Southern. Excluding the runoff from these loans purchased, Legacy loan growth would be 19% in 2014 and 38% in 2Q15, annualized.

Loans, excluding PCI loans Yields (TEY) Average Balances NPAs / Loans & OREO (%) Source: SNL Financial, MRQ presented if current quarter not yet available Nonperforming assets include loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets Southeastern peers include ABCB, PNFP, RNST, SSB, UBSH and UCBI. Florida peers include all banks headquartered in Florida with total assets between $500 million and $5 billion. Net Charge-offs (Recoveries) / Average Non PCI loans (%)

Non-Performing Assets (“NPAs”) In the last 12 months: Bank Property HFS down 89%, or $12MM FDIC Covered OREO down 61%, or $19MM Legacy OREO down 65%, or $6MM Legacy NPLs down 16%, or $5MM Legacy NPLs include nonaccrual loans and loans past due 90 days or more and still accruing interest, and exclude purchased credit-impaired loans and loans covered by FDIC loss share agreements. Legacy OREO /ORA include repossessed real estate and other repossessed assets that are not real estate, and exclude assets covered by FDIC loss share agreements. Bank Property HFS represents the real estate of former branch offices closed and transferred to held for sale.

Total Deposits by Type Total Deposits Detail 23 Total Deposit Portfolio as of June 30, 2015                   Deposit Type No. of Deposits Balance Avg Deposit Balance     Demand Deposits 53,012 $ 1,128 MM $21,300   Now Accounts 54,096 $ 621 MM $11,500   Savings Deposits 17,158 $ 241 MM $14,000   Money Market 6,562 $ 707 MM $107,700 Certificates of Deposits 10,495 $ 440 MM $41,900     Total   141,323   $ 3,137 MM   $22,200

Excludes acquired deposits Deposit Growth Favorable Deposit Mix Change – More Checking less Time Deposits

Net Interest Margin tax equivalent Quarter to Quarter Comparison  1Q15  2Q15 Average Avg Average Avg Balance Rate Balance Rate Loans $2,172,621 4.57% $2,237,178 4.59% PCI loans 271,135 14.85% 257,581 17.75% Securities 751,819 2.75% 764,359 2.53% Fed funds sold and other 211,247 0.76% 170,139 0.87% Total interest earning assets $3,406,822 4.75% $3,429,257 4.93% Interest bearing deposits1 $2,034,864 0.29% $2,014,726 0.27% All other 230,792 0.73% 243,445 0.74% Total interest bearing liabilities $2,265,656 0.33% $2,258,171 0.32% Net Interest Margin   4.53%   4.72% NIM - 5 quarter history

Non-interest expense, ROE and EPS include corporate overhead allocations. Assumes 8% capital allocation. †Data presented on an annualized basis. Correspondent Banking Income Analysis Correspondent Earnings Measures (1)   2009 2010 2011 2012 2013 2014 1Q15 2Q15     ROE2 38.06% 59.07% 25.67% 46.17% 4.46% 11.24% 20.05%† 32.09%† EPS $0.34 $0.24 $0.11 $0.19 $0.02 $0.04 $0.03 $0.05

Analyst Coverage Source: SNL Financial and/or analysts’ reports. Firm Analyst Report Rating Price 2015 Date Target EPS Estimate Fig Partners LLC John Rodis July 23, 2015 Market Perform $15.00 $0.86 314-570-2671 Hovde Group LLC Joseph Fenech July 22, 2015 Outperform $15.50 $0.84 312-386-5909 Keefe, Bruyette & Woods Inc. Brady Gailey, CFA July 23, 2015 Market Perform $14.50 $0.87 404-231-6546 Raymond James Financial Inc. Michael Rose July 23, 2015 Outperform 2 $15.50 $0.88 312-655-2940

Investor Contacts Ernie Pinner Executive Chairman esp@centerstatebank.com 863-419-7732 John Corbett President & Chief Executive Officer jcorbett@centerstatebank.com 863-294-6383 Jim Antal Chief Financial Officer jantal@centerstatebank.com 863-419-7775 Steve Young Treasurer Chief Operating Officer of Subsidiary Bank syoung@centerstatebank.com 863-294-8108